UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

September 22, 2022

Newmont Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31240

(Commission File Number)

84-1611629

(I.R.S. Employer Identification No.)

6900 E. Layton Avenue, Denver, CO 80237

(Address of principal executive offices) (zip code)

(303) 863-7414

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $1.60 per share	NEM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Certain Officers

On September 22, 2022, Ms. Nancy Buese, Executive Vice President and Chief Financial Officer, notified Newmont Corporation (the “Company”) of her decision to resign, effective as of November 1, 2022, after 6 years of dedicated service to the Company. Ms. Buese’s decision is not a result of any disagreement on matters relating to the Company’s operations, policies or practices, or any issues regarding accounting policies or practices. Ms. Buese is voluntarily departing, and will not receive any separation pay or benefits. The Company extends its gratitude to Ms. Buese for her contributions to the Company. The Company has commenced a search for the Executive Vice President and Chief Financial Officer position.

Mr. Brian Tabolt will be appointed interim Chief Financial Officer, effective as of November 2, 2022. Mr. Tabolt, age 41, has served as the Company’s Vice President, Controller and Chief Accounting Officer since May 2021. Mr. Tabolt, previously served as Molson Coors Beverage Company’s Vice President, Controller and Chief Accounting Officer since 2014. Prior to that role, he held other senior management roles within Molson Coors’ accounting function, including as Senior Director of SEC Reporting and Technical Accounting and Senior Manager Technical Accounting. Mr. Tabolt began his career in public accounting with Deloitte, holds Bachelor and Master of Science degrees in Accounting from Pennsylvania State University and is a Certified Public Accountant. There are no arrangements or understandings related to his appointment to the interim Chief Financial Officer role between Mr. Tabolt and any other persons. Mr. Tabolt does not have a family relationship with any member of the Board of Directors or any executive officer of the Company, and Mr. Tabolt has not been a participant or had any interest in any transaction with the Company that is reportable under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Nancy Lipson
Name:	Nancy Lipson
Title:	Executive Vice President and General Counsel

Dated: September 28, 2022

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